POWER OF ATTORNEY
The undersigned hereby constitutes and appoints each
of Todd W. Kingma, Mary Zick, David McConnell and
Penny Bursma, signing singly, as the undersigned?s
true and lawful attorney-in-fact to:
(1) execute for and on behalf of the undersigned, in
the undersigned?s capacity as an officer and/or
director of Perrigo Company plc (the ?Company?), Forms
3, 4 and 5 in accordance with Section 16(a) of the
Securities Exchange Act of 1934 and the rules
thereunder;
(2) do and perform any and all acts for and on behalf
of the undersigned that may be necessary or desirable
to complete and execute any such Form 3, 4, or 5,
complete and execute any amendment thereto, and timely
file such form with the United States Securities and
Exchange Commission and any stock exchange or similar
authority; and
(3) take any other action of any type whatsoever in
connection with the foregoing which, in the opinion of
such attorney-in-fact, may be of benefit to, in the
best interest of, or legally required by, the
undersigned, it being understood that the documents
executed by such attorney-in-fact on behalf of the
undersigned pursuant to this Power of Attorney shall
be in such form and shall contain such terms and
conditions as such attorney-in-fact may approve in
such attorney-in-fact?s discretion.
The undersigned hereby grants to each such attorney-
in-fact full power and authority to do any and all
things and take any and all actions necessary in the
exercise of any of the rights and powers herein
granted, as fully to all intents and purposes as the
undersigned might or could do if personally present,
with full power of substitution or revocation, hereby
ratifying and confirming all that such attorney-in-
fact, or such attorney-in-fact?s substitute or
substitutes, shall lawfully do or cause to be done by
virtue of this power of attorney and the rights and
powers herein granted. The undersigned acknowledges
that the foregoing attorneys-in-fact, in serving in
such capacity at the request of the undersigned, are
not assuming, nor is the Company assuming, any of the
undersigned?s responsibilities to comply with Section
16 of the Securities Exchange Act of 1934.
This Power of Attorney shall remain in full force and
effect until the undersigned is no longer required to
file Forms 3, 4, and 5 with respect to the
undersigned?s holdings of and transactions in
securities issued by the Company, unless earlier
revoked by the undersigned in a signed writing
delivered to the foregoing attorneys-in-fact.
IN WITNESS WHEREOF, the undersigned has caused this
Power of Attorney to be executed as of this 4th day of
November, 2015.
/s/ Paul Weninger
Paul Weninger
EVP, Quality Operations